EXHIBIT 10.19

AMENDMENT No. 1
TO
REGISTRATION RIGHTS AGREEMENT

This Amendment No. 1 (the “Amendment No. 1”) to the Registration Rights Agreement is made and entered into by and among Viking Systems, Inc., a Delaware corporation (“Viking”), and the Investors (together with Viking, the “Parties”) as of May 26, 2011, by and among the Parties. Capitalized terms used herein have the respective meanings ascribed thereto in the Purchase Agreement dated May 5, 2011 unless otherwise defined herein.

RECITALS

A.	Viking and the Investors previously entered into the Registration Rights Agreement effective May 5, 2011.
B.	The Parties wish to modify certain terms of the Registration Rights Agreement subject to conditions set forth in this Amendment No. 1.

NOW THEREFORE, in consideration of mutual covenants, agreements and representations contained in this Amendment No. 1 and the Registration Rights Agreement, the Parties hereto agree as follows:

1.	Section 2(a)(iv) shall be amended in its entirety to read as follows:

(iv)           Registration Limitation.  Notwithstanding anything to the contrary contained herein, the Company shall not be required to register Registrable Securities in excess of applicable SEC staff guidelines on the maximum allowable registration of securities for resale by the Investors (which the parties understand currently to be an amount equal to one-third of the Company's public float).  To the extent that this maximum amount is less than the total amount of Registrable Securities at the time any Registration Statement is required to be filed, the Registrable Securities to be covered by such Registration Statement shall be the following, in order, until the maximum amount is covered:  (1) first, the Common Stock acquired by Clinton Magnolia Master Fund, Ltd. pursuant to the Purchase Agreement; (2) second, the Common Stock acquired by all of the Investors excluding Clinton Magnolia Master Fund, Ltd. pursuant to the Purchase Agreement; (3) third, the Warrants acquired by all of the Investors pursuant to the Purchase Agreement; and (4) fourth, all of the Common Stock issuable upon exercise of the Warrants acquired pursuant to the Midsummer Purchase Agreement. Any cut-back imposed on the Investors pursuant to this Section 2(a)(iv) shall be allocated among the Investors on a pro-rata basis as to (3) and to (4) above in this Section.

2.
Conflict. In the event of any conflict between the provisions of this Amendment No. 1 and the provisions of the Registration Rights Agreement, the provisions of this Amendment No. 1 shall prevail and the provisions of the Registration Rights Agreement shall be deemed modified by this Amendment No. 1 as necessary to resolve such conflict.

3.
Effect of Amendment. Except as expressly amended by this Amendment No. 1 and/or by the preceding sentence, the terms and provisions of the Registration Rights Agreement shall continue in full force and effect.

[SIGNATURE PAGE FOLLOWS]

IN WITNESS WHEREOF, the undersigned have caused this Amendment No. 1 to the Registration Rights Agreement to be duly executed by their respective authorized signatories as of the date first indicated above.

VIKING SYSTEMS, INC.

By:	/s/ John Kennedy
Name:	John Kennedy
Title:	President and Chief Executive Officer

Address:	Viking Systems, Inc. 134 Flanders Road Westborough, MA 01581 Attention: Robert Mathews, Chief Financial Officer Facsimile Number: (508) 366-8858

With a copy to (which shall not constitute notice):

Trombly Business Law, PC 1320 Centre Street, Suite 202 Newton, MA 02459

[REMAINDER OF PAGE INTENTIONALLY LEFT BLANK;
SIGNATURE PAGE FOR INVESTOR FOLLOWS]

[INVESTOR SIGNATURE PAGES FOR AMENDMENT TO REGISTRATION RIGHTS AGREEMENT]

IN WITNESS WHEREOF, the undersigned have caused this Amendment No. 1 to the Registration Rights Agreement to be duly executed by their respective authorized signatories as of the date first indicated above.

Name of Investor:	Clinton Group, Inc., as investment manager for Clinton Magnolia Master Fund, Ltd.

Signature of Authorized Signatory of Investor:	/s/ Francis A. Ruchalski

Title of Authorized Signatory:	Chief Financial Officer

Address for Notice to Investor:	c/o Clinton Group, Inc.
9 West 57th Street
26th Floor
New York, NY 10019

[INVESTOR SIGNATURE PAGES FOR AMENDMENT TO REGISTRATION RIGHTS AGREEMENT]

IN WITNESS WHEREOF, the undersigned have caused this Amendment No. 1 to the Registration Rights Agreement to be duly executed by their respective authorized signatories as of the date first indicated above.

Name of Investor:	DAFNA LifeScience Market Neutral, Ltd.

Signature of Authorized Signatory of Investor:	/s/ Nathan Fischel

Title of Authorized Signatory:	Managing Member

Address for Notice to Investor:	c/o DAFNA Capital Management, LLC
10990 Wilshire Avenue, Suite #1400
Los Angeles, CA 90024

[INVESTOR SIGNATURE PAGES FOR AMENDMENT TO REGISTRATION RIGHTS AGREEMENT]

IN WITNESS WHEREOF, the undersigned have caused this Amendment No. 1 to the Registration Rights Agreement to be duly executed by their respective authorized signatories as of the date first indicated above.

Name of Investor:	DAFNA LifeScience Select, Ltd.

Signature of Authorized Signatory of Investor:	/s/ Nathan Fischel

Title of Authorized Signatory:	Managing Member

Address for Notice to Investor:	c/o DAFNA Capital Management, LLC
10990 Wilshire Avenue, Suite #1400
Los Angeles, CA 90024

[INVESTOR SIGNATURE PAGES FOR AMENDMENT TO REGISTRATION RIGHTS AGREEMENT]

IN WITNESS WHEREOF, the undersigned have caused this Amendment No. 1 to the Registration Rights Agreement to be duly executed by their respective authorized signatories as of the date first indicated above.

Name of Investor:	DAFNA LifeScience, Ltd.

Signature of Authorized Signatory of Investor:	/s/ Nathan Fischel

Title of Authorized Signatory:	Managing Member

Address for Notice to Investor:	c/o DAFNA Capital Management, LLC
10990 Wilshire Avenue, Suite #1400
Los Angeles, CA 90024

[INVESTOR SIGNATURE PAGES FOR AMENDMENT TO REGISTRATION RIGHTS AGREEMENT]

IN WITNESS WHEREOF, the undersigned have caused this Amendment No. 1 to the Registration Rights Agreement to be duly executed by their respective authorized signatories as of the date first indicated above.

Name of Investor:	Pergament Multi-Strategy Opportunities, LP

Signature of Authorized Signatory of Investor:	/s/ Steven J. Brown

Title of Authorized Signatory:	Portfolio Manager

Address for Notice to Investor:	237 Park Avenue, 9th Floor
New York, New York, 10017

[INVESTOR SIGNATURE PAGES FOR AMENDMENT TO REGISTRATION RIGHTS AGREEMENT]

IN WITNESS WHEREOF, the undersigned have caused this Amendment No. 1 to the Registration Rights Agreement to be duly executed by their respective authorized signatories as of the date first indicated above.

Name of Investor:	Steven J. Brown

Signature of Authorized Signatory of Investor:	/s/ Steven J. Brown

Address for Notice to Investor:	10 Jones Street, Apartment 5B
New York, NY 10014